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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 22, 1997


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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                        1-10989                 61-1055020
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)


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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


     On October 22, 1997, in connection with the third quarter earnings release, Vencor, Inc. (the "Company") announced that it expects fourth quarter earnings to approximate $0.40 to $0.45 per share. Excluding the effect of non-recurring charges, the Company reported earnings per share of $0.51 in the fourth quarter
of 1996.   A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

     The above statements include forward-looking statements. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. Numerous factors exist which, in some cases have affected, and in the future could cause results to differ materially from these expectations. These statements involve risks and uncertainties concerning the implementation and interpretation of the healthcare reform legislation and other factors as detailed from time to time in the Company's filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 21, 1997.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     Exhibit 99.1 Press Release dated October 22, 1997 relating to downward earnings estimate for the fourth quarter of 1997.

ITEMS 8-9.  NOT APPLICABLE.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VENCOR, INC.



Dated:  October 22, 1997                        By: /s/ W. Bruce Lunsford
                                                   -------------------------
                                                   W. Bruce Lunsford
                                                   Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

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